UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2011

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On January 6, 2011, Jarden Corporation (the “Company”) issued a press release announcing its intention to split the Chairman and Chief Executive Officer roles following its annual meeting of stockholders (“Annual Meeting”). Following the Annual Meeting on June 13, 2011, Mr. Martin E. Franklin, the Company’s then Chairman and Chief Executive Officer (principal executive officer), became Executive Chairman of the Company and Mr. James E. Lillie, the Company’s then President and Chief Operating Officer, became Chief Executive Officer (principal executive officer) of the Company.

Certain biographical information concerning Mr. Lillie is contained in the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 26, 2011 (the “Proxy Statement”) and is incorporated herein by reference. There is no arrangement or understanding between Mr. Lillie and any other person pursuant to which Mr. Lillie was appointed as Chief Executive Officer of the Company. There has been no transaction, or proposed transaction, since January 1, 2011 to which Mr. Lillie or any member of his immediate family had or is to have a direct or indirect material interest or any other related transaction with the Company within the meaning of 404(a) of Regulation S-K. There are no family relationships between Mr. Lillie and any of the Company’s other directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Effective on June 14, 2011, Richard L. Molen retired from the Board of Directors of the Company (the “Board”) because he reached the Board’s mandatory retirement age.

(d)

On June 14, 2011, in connection with the stockholders of the Company approving the Director Amendment (as defined below) at the Company’s Annual Meeting, the Board appointed, upon the recommendation of the Nominating and Policies Committee, Mr. Lillie to fill the newly formed vacancy as a Class I director on the Board with a term expiring at the Company’s 2012 annual meeting of stockholders. Mr. Lillie is not expected to serve as a member of any committee of the Board. Certain biographical information concerning Mr. Lillie is contained in the Company’s Proxy Statement and is incorporated herein by reference. There are no arrangements or understandings between Mr. Lillie and any other persons pursuant to which Mr. Lillie was named a director of the Company. There has been no transaction, or proposed transaction, since January 1, 2011 to which Mr. Lillie or any member of his immediate family had or is to have a direct or indirect material interest or any other related transaction with the Company within the meaning of 404(a) of Regulation S-K. There are no family relationships between Mr. Lillie and any of the Company’s other directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Furthermore, on June 14, 2011, in connection with Mr. Molen’s retirement, the Board appointed, upon the recommendation of the Nominating and Policies Committee, William Lauder as a director of the Company to fill the Class II vacancy on the Board, resulting from Mr. Molen’s retirement, with a term expiring at the Company’s 2013 Annual Meeting. Mr. Lauder has been appointed to the Nominating and Policies Committee of the Board. Certain biographical information concerning Mr. Lauder is contained in the Company’s Proxy Statement and is incorporated herein by reference. There are no arrangements or understandings between Mr. Lauder and any other persons pursuant to which he was appointed as a director of the Company. There has been no transaction, or proposed transaction, since January 1, 2011 to which Mr. Lauder or any member of his immediate family had or is to have a direct or indirect material interest or any other related transaction with the Company within the meaning of 404(a) of Regulation S-K. There are no family relationships between Mr. Lauder and any of the Company’s other directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

(a)

On June 13, 2011, the Company’s stockholders approved two amendments to the Restated Certificate of Incorporation, as amended, at its Annual Meeting: (i) to increase the number of shares of authorized common stock from 150,000,000 to 300,000,000 shares (the “Common Stock Amendment”); and (ii) to increase the maximum permitted number of directors on the Board from nine to ten (the “Director Amendment”, and together with the Common Stock Amendment, the “Amendments”). The Amendments were adopted by the Board on February 26, 2011, subject to stockholder approval at the Annual Meeting. Following stockholder approval of the Amendments, a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, was filed with the Secretary of State of Delaware on June 13, 2011, at which time the Amendments became effective.

The Amendments are summarized in the Company’s Proxy Statement. A copy of the Certificate of Amendment containing the Amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 14, 2011, the Board approved the second amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) in part to effectuate the Director Amendment (as described above), to provide for the newly created office of the Executive Chairman, and make other necessary conforming changes. The Amended and Restated Bylaws became effective immediately upon such Board approval.

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)

At the Annual Meeting six proposals were submitted to, and approved by, the Company’s stockholders. Each proposal is described in more detail in the Company’s Proxy Statement. The voting results for each proposal are set forth below.

	Voted For	Withheld	Broker Non-Votes
Proposal 1 - The election of three Class III Directors for three-year terms expiring in 2014
William J. Grant	76,533,220	1,583,562	3,981,192
Richard J. Heckmann	76,303,867	1,812,926	3,981,192
Irwin D. Simon	72,779,870	5,336,923	3,981,192

	Voted For	Voted Against	Abstained	Broker Non-Votes
Proposal 2 - Proposal to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of shares of authorized Common Stock from 150,000,000 to 300,000,000 shares	68,604,598	13,439,997	53,390	—

Proposal 3 - Proposal to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the maximum permitted number of directors on the Board of Directors from nine to ten	81,848,580	206,034	43,371	—

Proposal 4 - Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2011	81,581,993	473,135	42,857	—

Proposal 5 - Proposal to hold an advisory vote on executive compensation	43,894,266	34,068,055	154,471	3,981,912

	Voted 1 Year	Voted 2 Years	Voted 3 Years	Abstained
Proposal 6 - Proposal to hold an advisory vote on the frequency of future advisory votes on executive compensation	72,460,113	82,220	5,500,592	73,867

(d)

In light of the results of the advisory vote on the frequency of future advisory votes on executive compensation, the Board has determined in line with its recommendation that the Company will hold an advisory vote on executive compensation annually. The Compensation Committee of the Board may reevaluate this determination after the next stockholder advisory vote on the frequency of the advisory vote on executive compensation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of the Company.

3.2	Second Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2011

JARDEN CORPORATION

By:	/s/ John E. Capps
Name: John E. Capps
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of the Company.

3.2	Second Amended and Restated Bylaws of the Company.